Exhibit 99.1
Viant Technology Announces Fourth
Quarter and Full Year 2023 Financial Results
IRVINE, Calif., Mar. 4, 2024 – Viant Technology Inc. (Nasdaq: DSP), a leading people-based advertising technology company, today reported financial results for its fourth quarter and full year ended December 31, 2023.
“Our strong fourth quarter results capped off a year of accelerating growth and innovation at Viant,” said Tim Vanderhook, Co-Founder and CEO, Viant. “With the impending deprecation of cookies, I believe we are at a tipping point in the market where advertisers are looking for new platforms for their omnichannel programmatic advertising needs, and we are seeing this materialize in customers shifting budgets to Viant. We have over ten years of R&D invested in our Household ID technology which enables advertisers to plan, buy, and measure their spend in cookie-free environments, and our new AI product suite drove even more return on ad spend for our customers. We are uniquely well positioned to benefit from the changes in programmatic advertising and are very excited about our growth prospects in 2024 and beyond.”
Fourth quarter and full year 2023 Financial Highlights, year-over-year (in thousands, except percentages and per share data):

	Three Months Ended December 31,			Year Ended December 31,
	2023	2022	Change (%)	2023	2022	Change (%)

	(NM = Not Meaningful)
GAAP
Revenue	$64,406	$54,509	18%	$222,934	$197,168	13%
Gross profit	$31,752	$22,458	41%	$102,455	$80,443	27%
Net income (loss)	$3,308	$(8,008)	141%	$(9,943)	$(48,089)	79%
Net income (loss) as a percentage of gross profit	10%	(36)%	NM	(10)%	(60)%	NM
Net income (loss) attributable to Viant Technology Inc.	$626	$(2,193)	129%	$(3,443)	$(11,913)	71%
Earnings (loss) per share of Class A common stock—basic	$0.04	$(0.15)	127%	$(0.23)	$(0.84)	73%
Earnings (loss) per share of Class A common stock—diluted	$0.04	$(0.15)	127%	$(0.23)	$(0.84)	73%
Class A and Class B common shares outstanding (as of December 31)	62,816			62,816
Cash and cash equivalents (as of December 31)	$216,458			$216,458

Non-GAAP(1)
Contribution ex-TAC	$42,601	$33,378	28%	$143,382	$124,728	15%
Adjusted EBITDA	$13,007	$2,630	395%	$29,101	$(6,132)	575%
Adjusted EBITDA as a percentage of contribution ex-TAC	31%	8%	NM	20%	(5)%	NM
Non-GAAP net income (loss) attributable to Viant Technology Inc.	$2,173	$22	NM	$3,947	$(2,445)	261%
Non-GAAP earnings (loss) per share of Class A common stock—basic	$0.14	$0.00	NM	$0.26	$(0.17)	253%
Non-GAAP earnings (loss) per share of Class A common stock—diluted	$0.14	$0.00	NM	$0.26	$(0.17)	253%
Business Highlights:
•Viant's AI product suite won the Business Intelligence Group's 2024 Innovation award in the category of Internet and Technology.

•Strong, double-digit CTV growth in Q4 driven by our Household ID technology and Direct Access program.
•Customers with greater than $1 million in contribution ex-TAC increased over 20% in FY 2023 and percentage of spend customers with greater than $500k in contribution ex-TAC increased over 30% year-over-year.
•Viant achieved a milestone by attaining carbon neutrality for calendar year 2023 through strategic collaborations with cloud providers to source renewable energy for powering our platform where feasible, as well as purchasing carbon offsets and renewable energy credits.

“We were pleased with our fourth quarter results, again achieving our revenue and contribution ex-TAC guidance, while meaningfully outperforming our adjusted EBITDA targets,” said Larry Madden, CFO, Viant. “We have continued to execute on our strategy of driving double-digit top line growth while increasing internal efficiencies and improving our adjusted EBITDA margin as a percentage of contribution ex-TAC. A year ago, we set a goal of showing improved profitability each quarter of 2023, and I am very pleased with our team’s ability to deliver on that commitment by a wide margin. We look forward to building on our momentum in the year ahead.”
Guidance:
For the first quarter 2024, the Company expects:
•Revenue in the range of $49.0 million to $52.0 million
•Contribution ex-TAC in the range of $33.0 million to $35.0 million
•Non-GAAP operating expenses in the range of $31.0 million to $32.0 million
•Adjusted EBITDA in the range of $2.0 million to $3.0 million
Contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income (loss), and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted are non-GAAP financial measures. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. Reconciliations of these non-GAAP financial measures to Viant’s financial results as determined in accordance with GAAP are included at the end of this press release under “Reconciliation of Non-GAAP Financial Measures.” For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see “Non-GAAP Financial Measures” in this press release. We are not able to estimate gross profit, total operating expenses or net income (loss) on a forward-looking basis or reconcile the guidance provided for contribution ex-TAC, non-GAAP operating expenses, or adjusted EBITDA to the closest corresponding GAAP financial measures on a forward-looking basis without unreasonable efforts due to the variability and complexity with respect to the charges excluded from these non-GAAP financial measures; in particular, the impact of future traffic acquisition costs and other platform operations expenses, as well as the measures and effects of our stock-based compensation related to equity grants that are directly impacted by unpredictable fluctuations in our share price and the potential forfeitures of equity grants. We expect the variability of the above charges could have a significant and potentially unpredictable impact on our future GAAP financial results.
Supplemental Financial and Other Information:
Supplemental financial and other information can be accessed through Viant’s investor relations website at investors.viantinc.com.
As of December 31, 2023, there were 15.8 million shares of the Company's Class A common stock outstanding and 47.0 million shares of the Company's Class B common stock outstanding. For more information, please refer to our Annual Report on Form 10-K expected to be filed with the SEC on March 4, 2024.

Conference Call and Webcast Details:
Viant will host a conference call and webcast to discuss its financial results on Monday, March 4, 2024 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live webcast of the call can be accessed from Viant’s Investor Relations website. An archived version of the webcast will be available from the same website after the call.
Viant Technology has used, and intends to continue to use, the “Investor Relations” section of its website at investors.viantinc.com and its LinkedIn account, and the LinkedIn account of its Chief Executive Officer, Tim Vanderhook, to post information that may be important to investors. Investors and potential investors are encouraged to consult Viant Technology’s website and LinkedIn account and Mr. Vanderhook’s LinkedIn account regularly for important information.

About Viant
Viant® (NASDAQ: DSP) is a leading people-based, advertising technology company that enables marketers to plan, execute and measure omnichannel ad campaigns through a cloud-based platform. Viant’s self-service Demand Side Platform ("DSP") powers programmatic advertising across Connected TV, Linear TV, mobile, desktop, audio, gaming and digital out-of-home channels. As an organization committed to sustainability, Viant’s Adtricity® carbon reduction program helps clients achieve their sustainability goals. In the past year, Viant was recognized by G2 as a Leader in the DSP category and as the Best Software in Marketing & Advertising, earned Great Place to Work® certification, and became a founding member of Ad Net Zero. Viant’s Co-Founders Tim and Chris Vanderhook are also past recipients of EY's Entrepreneurs of the Year award. To learn more, please visit viantinc.com.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.
Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “guidance,” “believe,” “expect,” “estimate,” “project,” “plan,” “will,” or words or phrases with similar meaning.
Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements contained in this press release relate to, among other things, Viant’s projected financial performance and operating results, including our guidance for revenue, contribution ex-TAC, non-GAAP operating expenses, and adjusted EBITDA, as well as statements regarding the impact of the deprecation of cookies on Viant's customers and business, Viant’s growth prospects, anticipated benefits to Viant from AI, and Viant’s plan to continue to capitalize on the changes in the programmatic advertising ecosystem. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, the market for programmatic advertising developing slower or differently than Viant’s expectations, the demands and expectations of customers, the ability to attract and retain customers, the impact of information and data privacy trends and regulations on our business and competitors and other economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Investors are referred to our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. We do not intend and undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law.
Media Contact:
Marielle Lyon
press@viantinc.com
Investor Contact:
Nicole Kunzman
investors@viantinc.com
(1)For a discussion on how we define, use and calculate these non-GAAP financial measures and a reconciliation thereof to the most directly comparable GAAP financial measures, see “Non-GAAP Financial Measures” and the supplementary schedules under “Reconciliation of Non-GAAP Financial Measures” in this press release.

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Revenue	$64,406	$54,509	$222,934	$197,168
Operating expenses(1):
Platform operations	32,654	32,051	120,479	116,725
Sales and marketing	12,644	15,966	50,650	63,957
Technology and development	6,539	5,704	24,756	21,294
General and administrative	11,687	9,994	45,345	44,452
Total operating expenses	63,524	63,715	241,230	246,428
Income (loss) from operations	882	(9,206)	(18,296)	(49,260)
Other expense (income), net:
Interest income, net	(2,397)	(1,199)	(8,594)	(1,481)
Other expense	1	1	90	310
Total other expense (income), net	(2,396)	(1,198)	(8,504)	(1,171)
Income (loss) before income taxes	3,278	(8,008)	(9,792)	(48,089)
Provision for (benefit from) income taxes	(30)	—	151	—
Net income (loss)	3,308	(8,008)	(9,943)	(48,089)
Less: Net income (loss) attributable to noncontrolling interests	2,682	(5,815)	(6,500)	(36,176)
Net income (loss) attributable to Viant Technology Inc.	$626	$(2,193)	$(3,443)	$(11,913)
Earnings (loss) per Class A common stock:
Basic	$0.04	$(0.15)	$(0.23)	$(0.84)
Diluted	$0.04	$(0.15)	$(0.23)	$(0.84)
Weighted-average Class A common stock outstanding:
Basic	15,613	14,504	15,224	14,185
Diluted	16,834	14,504	15,224	14,185
(1) Stock-based compensation and depreciation and amortization included in operating expenses are as follows (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Stock-based compensation:
Platform operations	$917	$1,139	$4,104	$4,761
Sales and marketing	2,109	2,081	9,729	9,010
Technology and development	1,389	1,299	5,752	5,323
General and administrative	3,141	2,527	12,706	9,807
Total stock-based compensation	$7,556	$7,046	$32,291	$28,901

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Depreciation and amortization:
Platform operations	$3,360	$2,742	$12,187	$10,486
Sales and marketing	—	—	—	—
Technology and development	397	396	1,559	1,646
General and administrative	243	247	985	999
Total depreciation and amortization	$4,000	$3,385	$14,731	$13,131

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited; in thousands, except share and per share data)

	As of December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$216,458	$206,573
Accounts receivable, net of allowances	117,473	101,658
Prepaid expenses and other current assets	6,486	6,631
Total current assets	340,417	314,862
Property, equipment, and software, net	28,261	23,106
Operating lease assets	22,995	26,441
Intangible assets, net	201	667
Goodwill	12,422	12,422
Other assets	615	385
Total assets	$404,911	$377,883
Liabilities and stockholders' equity
Liabilities
Current liabilities:
Accounts payable	$47,342	$37,063
Accrued liabilities	39,263	35,063
Accrued compensation	10,925	9,162
Current portion of deferred revenue	316	123
Current portion of operating lease liabilities	3,762	3,711
Other current liabilities	7,242	1,995
Total current liabilities	108,850	87,117
Long-term debt	—	—
Long-term portion of operating lease liabilities	21,672	24,998
Total liabilities	130,522	112,115
Commitments and contingencies (Note 13)
Stockholders’ equity
Preferred stock, $0.001 par value	—	—
Authorized shares — 10,000,000
Issued and outstanding — none
Class A common stock, $0.001 par value	16	15
Authorized shares — 450,000,000
Issued — 15,937,816 and 14,783,886
Outstanding — 15,783,941 and 14,643,798
Class B common stock, $0.001 par value	47	47
Authorized shares — 150,000,000
Issued and outstanding — 47,032,260 and 47,082,260
Additional paid-in capital	112,830	95,922
Accumulated deficit	(43,509)	(36,261)
Treasury stock, at cost; 153,875 and 140,088 shares held	(1,127)	(475)
Total stockholders' equity attributable to Viant Technology Inc.	68,257	59,248
Noncontrolling interests	206,132	206,520
Total equity	274,389	265,768
Total liabilities and stockholders' equity	$404,911	$377,883

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited; in thousands)

	Year Ended December 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(9,943)	$(48,089)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	14,731	13,131
Stock-based compensation	32,291	28,901
Provision for doubtful accounts	100	1,260
Loss on disposal of assets	115	588
Noncash lease expense	3,952	2,861
Changes in operating assets and liabilities:
Accounts receivable	(16,123)	7,821
Prepaid expenses and other assets	(87)	(3,642)
Accounts payable	10,038	4,215
Accrued liabilities	4,192	860
Accrued compensation	1,369	(3,118)
Deferred revenue	193	(6,428)
Operating lease liabilities	(3,780)	(1,561)
Other liabilities	704	(329)
Net cash provided by (used in) operating activities	37,752	(3,530)
Cash flows from investing activities:
Purchases of property and equipment	(1,195)	(758)
Capitalized software development costs	(12,281)	(8,068)
Net cash used in investing activities	(13,476)	(8,826)
Cash flows from financing activities:
Payment of member tax distributions	(10,155)	(15)
Taxes paid related to net share settlement of equity awards	(4,248)	(2,036)
Proceeds from the exercise of stock options	12	—
Repayment of revolving credit facility	—	(17,500)
Net cash used in financing activities	(14,391)	(19,551)
Net increase (decrease) in cash and cash equivalents	9,885	(31,907)
Cash and cash equivalents at beginning of period	206,573	238,480
Cash and cash equivalents at end of period	$216,458	$206,573

Non-GAAP Financial Measures
To provide investors and others with additional information regarding Viant’s results, we have included in this press release the following financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”): contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income (loss), and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP financial measures allow investors to evaluate the Company’s financial performance using some of the same measures as management.
Contribution ex-TAC is a non-GAAP financial measure. Gross profit is the most comparable GAAP financial measure, which is calculated as revenue less platform operations expense. In calculating contribution ex-TAC, we add back other platform operations expense to gross profit. Contribution ex-TAC is a key profitability measure used by our management and board of directors to understand and evaluate our operating performance and trends, develop short- and long-term operational plans and make strategic decisions regarding the allocation of capital. “Traffic acquisition costs” or “TAC” represents amounts incurred and payable to suppliers for the cost of advertising media, third-party data and other add-on features related to our fixed CPM pricing option and certain arrangements related to our percentage of spend pricing option. In particular, we believe that contribution ex-TAC can provide a measure of period-to-period comparisons for all pricing options within our business. Accordingly, we believe that this measure provides information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors.
Non-GAAP operating expenses is a non-GAAP financial measure. Total operating expenses is the most comparable GAAP financial measure. Non-GAAP operating expenses is defined by us as total operating expenses plus other expense (income), net, less TAC, stock-based compensation, depreciation, amortization, and certain other items that are not related to our core operations, such as restructuring and other charges and transaction expenses. Non-GAAP operating expenses is a key component in calculating adjusted EBITDA, which is one of the measures we use to provide our quarterly and annual business outlook to the investment community. Additionally, non-GAAP operating expenses is used by our management and board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. We believe that the elimination of TAC, stock-based compensation, depreciation, amortization and certain other items not related to our core operations provides another measure for period-to-period comparisons of our business, provides additional insight into our core controllable costs, and is a useful metric for investors because it allows them to evaluate our operational performance in the same manner as our management and board of directors.
Adjusted EBITDA is a non-GAAP financial measure defined by us as net income (loss) before interest expense (income), net, income tax benefit (expense), depreciation, amortization, stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expenses and the extinguishment of debt. Net income (loss) is the most comparable GAAP financial measure. Adjusted EBITDA as a percentage of contribution ex-TAC is a non-GAAP financial measure we calculate by dividing adjusted EBITDA by contribution ex-TAC for the period or periods presented.
Adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC are used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. In particular, we believe that the exclusion of the amounts eliminated in calculating adjusted EBITDA can provide a measure for period-to-period comparisons of our business. Adjusted EBITDA as a percentage of contribution ex-TAC, a non-GAAP financial measure, is used by our management and board of directors to evaluate adjusted EBITDA relative to our profitability after costs that are directly variable to revenues, which comprise TAC. Accordingly, we believe that adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC provide information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors.
Non-GAAP net income (loss) is a non-GAAP financial measure defined by us as net income (loss) adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expenses and the extinguishment of debt, as well as the income tax effect of such adjustments. Net income (loss) is the most comparable GAAP financial measure. Non-GAAP net income (loss) is a key measure used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and additional insight into our core controllable costs. Accordingly, we believe that non-GAAP net income (loss) provides information to investors and the market generally in understanding and evaluating our results of operations in the same manner as our management and board of directors.
Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is a non-GAAP financial measure defined by us as earnings (loss) per share of Class A common stock—basic and diluted, adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expenses, and the extinguishment of debt, as well as the income tax effect of such adjustments. Earnings (loss) per share of Class A common stock—basic and diluted is the most comparable GAAP financial measure. Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and provides additional insight into our core controllable costs. Accordingly, we believe that non-GAAP earnings (loss) per share of Class A common stock—basic and diluted provides information to investors and the market generally that aids in the understanding and evaluation of our results of operations in the same manner as our management and board of directors.
These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, the Company’s financial information calculated in accordance with GAAP and should not be considered measures of the Company’s liquidity. Further, these non-GAAP financial measures as defined by the Company may not be comparable to similar non-GAAP financial measures presented by other companies, including peer companies, and therefore comparability may be limited. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that the Company’s future results, cash flows or leverage will be unaffected by other unusual or non-recurring items. Management encourages investors and others to review Viant’s financial information in its entirety and not rely on a single financial measure.
Reconciliation of Non-GAAP Financial Measures
The following tables show the reconciliations of the Company’s non-GAAP financial measures contained in this press release to the most directly comparable GAAP financial measures.
The following table presents the calculation of gross profit and the reconciliation of gross profit to contribution ex-TAC for the periods presented (unaudited; in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Revenue	$64,406	$54,509	$222,934	$197,168
Less: Platform operations	(32,654)	(32,051)	(120,479)	(116,725)
Gross profit	31,752	22,458	102,455	80,443
Add: Other platform operations	10,849	10,920	40,927	44,285
Contribution ex-TAC	$42,601	$33,378	$143,382	$124,728
The following table presents a reconciliation of total operating expenses to non-GAAP operating expenses for the periods presented (unaudited; in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Operating expenses:
Platform operations	$32,654	$32,051	$120,479	$116,725
Sales and marketing	12,644	15,966	50,650	63,957
Technology and development	6,539	5,704	24,756	21,294
General and administrative	11,687	9,994	45,345	44,452
Total operating expenses	63,524	63,715	241,230	246,428
Add:
Other expense, net	1	1	90	310
Less:
Traffic acquisition costs	(21,805)	(21,131)	(79,552)	(72,440)
Stock-based compensation	(7,556)	(7,046)	(32,291)	(28,901)
Depreciation and amortization	(4,000)	(3,385)	(14,731)	(13,131)
Restructuring and other(1)	(570)	(1,406)	(465)	(1,406)
Non-GAAP operating expenses	$29,594	$30,748	$114,281	$130,860
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three months and year ended December 31, 2023 and severance and other charges related to a reduction in force for the three months and year ended December 31, 2022.

The following table presents a reconciliation of net income (loss) to adjusted EBITDA for the periods presented (unaudited; in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net income (loss)	$3,308	$(8,008)	$(9,943)	$(48,089)
Add back (less):
Interest income, net	(2,397)	(1,199)	(8,594)	(1,481)
Provision for (benefit from) income taxes	(30)	—	151	—
Depreciation and amortization	4,000	3,385	14,731	13,131
Stock-based compensation	7,556	7,046	32,291	28,901
Restructuring and other(1)	570	1,406	465	1,406
Adjusted EBITDA	$13,007	$2,630	$29,101	$(6,132)
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three months and year ended December 31, 2023 and severance and other charges related to a reduction in force for the three months and year ended December 31, 2022.
The following table presents the calculation of net income (loss) as a percentage of gross profit and the calculation of adjusted EBITDA as a percentage of contribution ex-TAC for the periods presented (unaudited; in thousands, except percentages):

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Gross profit	$31,752	$22,458	$102,455	$80,443
Net income (loss)	$3,308	$(8,008)	$(9,943)	$(48,089)
Net income (loss) as a percentage of gross profit	10%	(36)%	(10)%	(60)%
Contribution ex-TAC	$42,601	$33,378	$143,382	$124,728
Adjusted EBITDA	$13,007	$2,630	$29,101	$(6,132)
Adjusted EBITDA as a percentage of contribution ex-TAC	31%	8%	20%	(5)%
The following table presents a reconciliation of net income (loss) to non-GAAP net income (loss) for the periods presented (unaudited; in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net income (loss)	$3,308	$(8,008)	$(9,943)	$(48,089)
Add back (less):
Stock-based compensation	7,556	7,046	32,291	28,901
Restructuring and other(1)	570	1,406	465	1,406
Income tax benefit (expense) related to Viant Technology Inc.'s share of adjustments(2)	(589)	(16)	(1,070)	1,972
Non-GAAP net income (loss)	$10,845	$428	$21,743	$(15,810)
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three months and year ended December 31, 2023 and severance and other charges related to a reduction in force for the three months and year ended December 31, 2022.
(2)The estimated income tax effect of our share of non-GAAP reconciling items for the three months and years ended December 31, 2023 and 2022 are calculated using assumed blended tax rates of 21% and 45%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.

The following tables present a reconciliation of earnings (loss) per share of Class A common stock—basic and diluted to non-GAAP earnings (loss) per share of Class A common stock—basic and diluted for the periods presented (unaudited; in thousands, except per share data):

	Year Ended December 31, 2023			Year Ended December 31, 2022
	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share
Numerator
Net loss	$(9,943)	$—	$(9,943)	$(48,089)	$—	$(48,089)
Adjustments:
Add back: Stock-based compensation	—	32,291	32,291	—	28,901	28,901
Add back: Restructuring and other(1)	—	465	465	—	1,406	1,406
Income tax benefit (expense) related to Viant Technology Inc.'s share of adjustments(2)	—	(1,070)	(1,070)	—	1,972	1,972
Non-GAAP net income (loss)	(9,943)	31,686	21,743	(48,089)	32,279	(15,810)
Less: Net income (loss) attributable to noncontrolling interests(3)	(6,500)	24,296	17,796	(36,176)	22,811	(13,365)
Net income (loss) attributable to Viant Technology Inc.—basic	(3,443)	7,390	3,947	(11,913)	9,468	(2,445)
Add back: Reallocation of net loss attributable to noncontrolling interest from the assumed exchange of RSUs and NQSOs for Class A common stock	—	—	—	—	—	—
Income tax benefit (expense) from the assumed exchange of RSUs and NQSOs for Class A common stock	—	—	—	—	—	—
Net income (loss) attributable to Viant Technology Inc.—diluted	$(3,443)	$7,390	$3,947	$(11,913)	$9,468	$(2,445)
Denominator
Weighted-average shares of Class A common stock outstanding —basic	15,224		15,224	14,185		14,185
Effect of dilutive securities:
Restricted stock units	—		—	—		—
Nonqualified stock options	—		—	—		—
Weighted-average shares of Class A common stock outstanding —diluted	15,224		15,224	14,185		14,185

Earnings (loss) per share of Class A common stock—basic	$(0.23)	$0.49	$0.26	$(0.84)	$0.67	$(0.17)
Earnings (loss) per share of Class A common stock—diluted	$(0.23)	$0.49	$0.26	$(0.84)	$0.67	$(0.17)

Anti-dilutive shares excluded from earnings (loss) per share of Class A common stock—diluted:
Restricted stock units	3,647		3,647	3,928		3,928
Nonqualified stock options	5,736		5,736	3,661		3,661
Shares of Class B common stock	47,032		47,032	47,082		47,082
Total shares excluded from earnings (loss) per share of Class A common stock—diluted	56,415		56,415	54,671		54,671

(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the year ended December 31, 2023 and severance and other charges related to a reduction in force for the year ended December 31, 2022.
(2)The estimated income tax effect of our share of non-GAAP reconciling items for the years ended December 31, 2023 and 2022 are calculated using assumed blended tax rates of 21% and 45%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.
(3)The adjustment to net income (loss) attributable to noncontrolling interests represents stock-based compensation and restructuring charges attributed to the noncontrolling interest outstanding during the period.

	Three Months Ended December 31, 2023			Three Months Ended December 31, 2022
	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share
Numerator
Net income (loss)	$3,308	$—	$3,308	$(8,008)	$—	$(8,008)
Adjustments:
Add back: Stock-based compensation	—	7,556	7,556	—	7,046	7,046
Add back: Restructuring and other(1)	—	570	570	—	1,406	1,406
Income tax benefit (expense) related to Viant Technology Inc.'s share of adjustments(2)	—	(589)	(589)	—	(16)	(16)
Non-GAAP net income (loss)	3,308	7,537	10,845	(8,008)	8,436	428
Less: Net income (loss) attributable to noncontrolling interests(3)	2,682	5,990	8,672	(5,815)	6,221	406
Net income (loss) attributable to Viant Technology Inc.—basic	626	1,547	2,173	(2,193)	2,215	22
Add back: Reallocation of net loss attributable to noncontrolling interest from the assumed exchange of RSUs and NQSOs for Class A common stock	—	178	178	—	—	—
Income tax benefit (expense) from the assumed exchange of RSUs and NQSOs for Class A common stock	—	(38)	(38)	—	—	—
Net income (loss) attributable to Viant Technology Inc.—diluted	$626	$1,687	$2,313	$(2,193)	$2,215	$22
Denominator
Weighted-average shares of Class A common stock outstanding —basic	15,613		15,613	14,504		14,504
Effect of dilutive securities:
Restricted stock units	1,215		1,215	—		13
Nonqualified stock options	6		6	—		—
Weighted-average shares of Class A common stock outstanding —diluted	16,834		16,834	14,504		14,517

Earnings (loss) per share of Class A common stock—basic	$0.04	$0.10	$0.14	$(0.15)	$0.15	$—
Earnings (loss) per share of Class A common stock—diluted	$0.04	$0.10	$0.14	$(0.15)	$0.15	$—

Anti-dilutive shares excluded from earnings (loss) per share of Class A common stock—diluted:
Restricted stock units	—		—	3,928		—
Nonqualified stock options	—		—	3,661		3,661
Shares of Class B common stock	47,032		47,032	47,082		47,082
Total shares excluded from earnings (loss) per share of Class A common stock—diluted	47,032		47,032	54,671		50,743
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three months ended December 31, 2023 and severance and other charges related to a reduction in force for the three months ended December 31, 2022.
(2)The estimated income tax effect of our share of non-GAAP reconciling items for the three months ended December 31, 2023 and 2022 are calculated using assumed blended tax rates of 21% and 45%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.
(3)The adjustment to net income (loss) attributable to noncontrolling interests represents stock-based compensation and restructuring charges attributed to the noncontrolling interest outstanding during the period.